COLUMBIA ACORN TRUST

Supplement to the Statement of Additional Information (“SAI”)

dated May 1, 2011, as supplemented

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Acorn USA®

Columbia Thermostat FundSM

Supplement to the SAI dated August 19, 2011

Columbia Acorn® Emerging Markets Fund

Columbia Acorn® European Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 3, 2012

The following is added as a new sub-section within the section of each SAI entitled, TAXATION, immediately following the existing sub-section entitled, Sales and Exchanges of Fund Shares, effective as of the date of this Supplement:

Cost Basis Reporting

Historically, each Fund has been required to report to shareholders and the IRS only gross proceeds on sales, redemptions or exchanges of Fund shares. The Funds are subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Funds (or the shareholder’s Selling or Servicing Agent, if Fund shares are held through a Selling or Servicing Agent) to provide the shareholders and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with a Fund, each Fund will calculate and report cost basis using the Fund’s default method of average cost, unless the shareholder instructs the Fund to use a different calculation method. A Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please visit the Funds’ website at www.columbiamanagement.com or contact the Funds at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If a shareholder retains Fund shares through a Selling or Servicing Agent, he or she should contact their Selling or Servicing Agent to learn about the Fund’s cost basis reporting default method and the reporting elections available to his or her account. The Funds do not recommend any particular method of determining cost basis. The shareholder should consult a tax advisor to determine which available cost basis method is best. When completing U.S. federal and state income tax returns, shareholders should carefully review the cost basis and other information provided and make any additional basis, holding period or other adjustments that may be required.

Shareholders should retain this Supplement for future reference.

C-6519-2 A (1/12)